Investor Presentation Q4 2019 Jeff Deuel, Chief Executive Officer Bryan McDonald, Chief Operating Officer Don Hinson, Chief Financial Officer 1

R: 20 Forward – Looking Statement G: 80 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: B: 155 • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention, might be greater than expected; R: 105 • The credit and concentration risks of lending activities; G: 149 • Changes in general economic conditions, either nationally or in our market areas; B: 253 • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loan) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. Heritage cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to Heritage. Heritage does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the first quarter of 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect Heritage’s operating and stock price performance. 2

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Company Overview 3

R: 20 Overview G: 80 B: 155 R: 105 G: 149 B: 253 Overview NASDAQ Symbol HFWA Market Capitalization $1.01 billion Institutional Ownership 82.4% Total Assets $5.55 billion Headquarters Olympia, WA # of Branches 62 Year Established 1927 HFWA Branch Note: Totals assets as of December 31, 2019. Market capitalization provided by SNL Financial and institutional ownership provided by Nasdaq as of January 23, 2020. 4

R: 20 Historical Growth – Organic and Acquisitive G: 80 B: 155 • In addition to organic growth, HFWA has completed 5 whole bank mergers and 2 FDIC-assisted transactions since 2008. Completed acquisition of Puget $6,000 Sound Bancorp and Premier Commercial Bancorp with $639M and $440M in assets, respectively R: 105 $5,553 $1,079 G: 149 $5,000 Merger with Washington Banking Company with $1.7B in assets B: 253 $4,238 $4,000 $4,113 Acquired Valley Community Bancshares, Inc. and Northwest $3,879 $3,651 ) Commercial Bank with $254M and s $1,747 n $65M in assets, respectively o i l l i $3,000 M ( $ Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz $2,000 Bank acquiring $211M and $345M in assets, respectively $319 $1,712 $556 $1,369 $1,346 $1,340 $1,000 $946 $1,015 $812 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Organic Acquired Assets Source: Company financials as of December 31, 2019. Note: All dollars in millions; Acquired Assets include purchase accounting adjustments and goodwill. 5

R: 20 Deposit Market Share G: 80 B: 155 R: 105 G: 149 B: 253 Source: S&P Global Market Intelligence, deposit data as of June 30 of each year Note: All dollars in thousands 6

R: 20 Company Strategy G: 80 Ÿ Be the "acquirer of choice" in the Pacific Northwest B: 155 Active and disciplined in M&A Ÿ Most acquisitive bank in Oregon and Washington since 2012 with 5 acquisitions Ÿ Target Metrics = IRR of >15% with earnbacks < 3 years Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic R: 105 Allocate capital to organically grow our core Seattle and Portland markets banking business G: 149 Ÿ Disciplined approach to concentration risk and active portfolio management B: 253 Ÿ Achieving increased efficiencies with operational scale, internal focus on improving Improve operational efficiencies and processes and technology solutions rationalize branch network Ÿ Closed/Consolidated 22 branches since beginning of 2010 Ÿ 1.22% return on average assets, annualized Generate strong profitability and risk adjusted returns Ÿ Total annual shareholder return of 13.2% over the past 5 years vs. KBW Regional Bank Index annual total return of 8.9% Ÿ Maintain underwriting standards and credit Long track record of strong underwriting quality Ÿ Disciplined approach to concentration risk Ÿ 31.6% non-interest bearing deposits to total deposits Focus on core deposits is key to franchise Ÿ Non-interest bearing demand deposit CAGR of 17% since 2015 value over the long term Ÿ 0.39% cost of total deposits; 23rd lowest* in the country among publicly traded banks Ÿ History of increasing regular dividends and using special dividends Proactive capital management Ÿ Approved stock repurchase plan Ÿ Strong capital ratios: TCE ratio = 10.4% and Tier 1 Leverage Ratio = 10.6% Note: Financial information as of and for the quarter-ending December 31, 2019. Total shareholder return for the period 12/31/2014 - 12/31/2019. *Source: S&P Global Market Intelligence for the most recent quarter publicly available; includes banks nationwide with shares on NASDAQ or NYSE and total assets less than 7 $100 billion

R: 20 Strong and Diverse Economic Landscape G: 80 • The Seattle and Portland MSAs are thriving local economies with Companies Headquartered in Pacific Northwest B: 155 major Fortune 500 companies which include Alaska Air, Amazon, Costco, Expedia, Microsoft, Nike, Nordstrom, Starbucks and Weyerhaeuser R: 105 • Washington and Oregon rank #5 and #7 for best economy in G: 149 CNBC’s list of “America’s Top States for Business in 2019”(1) B: 253 • Seattle has the best market for STEM professionals (science, technology, education and math)(2) • High levels of migration into Portland – population is expected to grow 6.1% by 2025(3) • Median household income for Seattle and Bellevue are 48% and 95% higher, as compared to the nationwide average(3) • Household income in the Portland MSA is 22% higher than the nationwide average, and is expected to grow by 15.8% through 2025(3) • King County, WA ranks as the 2nd fastest growing county in the U.S.(4) • Washington County and Multnomah County are the fastest growing counties in the state of Oregon(4) Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) www.wallethub.com (3) S&P Global Market Intelligence, Claritas. Data is as of January 1 for respective year (4) Bureau of Economic Analysis; 2019 Local Area Gross Domestic Product Report; rank 8 among metros GDP greater than $30 billion

R: 20 Seattle-Portland Metro Markets G: 80 • The Seattle-Tacoma-Bellevue and Portland-Vancouver-Hillsboro MSAs among the fastest growing metro markets nationwide B: 155 • Annual population growth for both Seattle and Portland MSAs have exceeded the average growth rate for the top 15 largest MSAs since 2015, and both are expected to grow ~1.2% CAGR through 2025 • Median household income for the Seattle MSA has consistently exceeded the top 15 largest MSAs and the U.S., while the Portland MSA R: 105 has consistently exceeded the nationwide average G: 149 Annual Population Growth B: 253 Median Household Income Source: S&P Global Market Intelligence, Claritas Note: Date for actuals, estimates and projections is as of January 1 of respective year Note: All dollars in thousands 9

R: 20 Seattle MSA Funds Under Management G: 80 • $4.0 billion in total funds under management in the Seattle MSA market at 29 branches B: 155 Funds Under Management = Loans + Deposits* R: 105 $5,000 G: 149 $4,020 B: 253 $4,000 $3,845 ) s $2,941 n $2,770 $3,000 $1,995 $2,111 o $2,544 i l l i M ( $1,526 $2,000 $1,476 $ $1,366 $1,000 $1,850 $1,909 $1,178 $1,294 $1,415 $0 2015 2016 2017 2018 2019 Loans Deposits HFWA Branch Source: Company financials as of December 31, 2019. *Prior period loan and deposit information for the Seattle MSA includes branches that were closed or consolidated prior to December 31, 2019. Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. 10

R: 20 Portland MSA Funds Under Management G: 80 • $907 million in total funds under management in the Portland MSA market at 9 branches B: 155 Funds Under Management = Loans + Deposits R: 105 $1,000 $907 G: 149 $856 B: 253 $800 ) $498 s $477 n $600 o i l l i M ( $400 $ $200 $409 $112 $379 $53 $43 $0 2015 2016 2017 2018 2019 HFWA Branch Loans Deposits Source: Company financials as of December 31, 2019. Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. 11

R: 20 Future Growth and Opportunities G: 80 B: 155 Pacific Northwest Banking Landscape Expected Consolidation and Future Opportunities • Significant number of banks remaining in HFWA footprint, further consolidation is expected R: 105 – 11 banks between $150 and $500 million in assets G: 149 – 5 banks between $500 million and $1.0 billion in assets B: 253 – 8 banks between $1.0 billion and $2.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest • Financial parameters include 15% IRR and earnback of < 3 years • Preferred targets to have commercial relationship banking focus with efficient branch network along the I-5 corridor Target bank headquarters Note: Financial information as of the most recent quarter publicly available. Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. Note: Certain locations of bank headquarters overlap on the map. 12

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Financial Update 13

R: 20 Financial Update – Q4 2019 G: 80 B: 155 • Diluted earnings per share were $0.47 for the quarter ended December 31, 2019 compared to $0.48 for the linked-quarter ended September 30, 2019 and $0.45 for the quarter ended December 31, 2018. R: 105 • Diluted earnings per share were $1.83 for the year ended December 31, 2019 compared to $1.49 for the year ended December 31, 2018. G: 149 B: 253 • Heritage declared a regular cash dividend of $0.20 per common share on January 22, 2020, an increase of 5.3% from the $0.19 regular cash dividend per common share declared during the fourth quarter 2019. • Total loans receivable, net, increased $36.9 million, or 1.0%, to $3.73 billion at December 31, 2019 from $3.69 billion at September 30, 2019. • Total deposits increased $20.4 million, or 0.4%, to $4.58 billion at December 31, 2019 from $4.56 billion at September 30, 2019, including an increase in noninterest demand deposits of $17.1 million, or 1.2%, to $1.45 billion, or 31.6% of total deposits. • Noninterest expense to average total assets, annualized, improved to 2.57% for the quarter ended December 31, 2019 from 2.69% for the linked-quarter ended September 30, 2019 and 2.78% for the quarter ended December 31, 2018. Noninterest expense to average total assets was 2.71% and 3.00% for the years ended December 31, 2019 and 2018, respectively. Source: Company financials, as of 12/31/2019 14

R: 20 Loans G: 80 (1) B: 155 Loan Portfolio Loan balances and loan yields* $4,000 6.00% $3,737 $3,773 Owner-Occupied $3,651 $3,656 $3,699 $3,722 CRE 21.4% $3,500 * s 5.30% 5.28% 5.00% d R: 105 5.25% 5.23% l n 5.16% e a 5.00% i o Y L $3,000 n G: 149 Commercial l a a t o & Industrial o 4.00% L T B: 253 22.6% $2,500 Non-Owner Occupied CRE $2,000 3.00% 34.3% Consumer Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 10.8% 1-4 Family Construction & Land Loan Yield Total Loans* Development 3.5% 7.4% Non-Performing Assets and Allowance for Loan Losses • 5.00% loan yield in Q4 2019 2.00% 1.00% t e 1.69% n 0.82% , e 0.77% l 1.48% b 0.80% • 44.0% of loans are C&I and owner- a v 1.50% i 1.28% 1.28% s e 1.25% 1.22% t occupied CRE c 1.18% e e R 0.60% s s s n A a 1.00% / o 0.38% s L 0.36% / A t 0.30% 0.30% 0.40% • $3.7 billion in total loans* n P u 0.26% N o c s 0.50% i D 0.20% + L L A 0.00% 0.00% Q4 2016 Q4 2017 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Source: Company financials, as of 12/31/2019 ALLL+Discount/Loans Receivable, net NPAs/Assets Note: All dollars in millions (1) As a percentage of gross loans receivable * Includes total loans receivable, net and loans held for sale 15

R: 20 Deposits G: 80 B: 155 Deposit Base Deposit balances and cost to total deposits $5,000 $4,562 $4,583 0.50% $4,398 $4,432 $4,394 $4,348 s t i 0.40% s o Savings accounts s $4,000 Money market t p i 0.39% e s 0.38% R: 105 accounts 11.2% 0.37% o 0.30% D l Certificates of p 0.33% 16.4% a e deposit $3,000 0.29% t D G: 149 0.27% o l 0.20% T 11.4% a f t o o t B: 253 T $2,000 s 0.10% o Interest C bearing Noninterest $1,000 0.00% demand bearing deposit demand Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 29.4% deposits 31.6% Cost of Total Deposits Total Deposits Deposit Mix • 0.39% cost of total deposits in Q4 2019 $5,000 s • 88.6% of deposits are non-maturity d $4,000 n a Noninterest bearing demand s deposits u o h • $4.6 billion in total deposits t $3,000 Interest bearing demand n i , deposit s t i s o $2,000 Money market accounts p e D l Savings accounts a t o $1,000 T CDs $0 2015 2016 2017 2018 2019 Source: Company financials, as of 12/31/2019 Note: All dollars in millions 16

R: 20 Net Interest Margin G: 80 B: 155 Total Asset Mix Net Interest Margin (Core vs. Accretion)* Cash and Cash Equivalents 5.00% Other 4.1% R: 105 11.4% Securities 17.1% 4.41% G: 149 4.37% 4.34% 4.33% 4.22% 0.23% 0.15% 0.12% 0.12% 4.21% B: 253 4.12% 0.09% 0.19% 4.02% 0.16% 4.00% 0.08% Loans, net* 67.4% 4.18% 4.22% 4.22% 4.21% 4.12% 3.00% 3.96% 4.03% 3.94% • 82.2% loan / deposit ratio • 21.3% of assets are cash and securities 2.00% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Core NIM Accretion* Source: Company financials, as of 12/31/2019 Note: All dollars in millions (1) As a percentage of gross loans receivable * Includes total loans receivable, net and loans held for sale 17

R: 20 Profitability Trends G: 80 B: 155 ROAA ROATCE* 1.60% 17.50% 1.31% 14.22% 1.40% 1.24% 1.26% 15.00% 13.49% 13.94% 13.66% R: 105 1.17% 1.20% 1.22% 12.89% 12.94% 1.20% 1.01% 12.50% 11.57% G: 149 1.00% 9.30% 0.81% 10.00% 0.80% B: 253 7.50% 0.60% 5.00% 0.40% 0.20% 2.50% 0.00% 0.00% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Noninterest Expense/Avg. Assets Diluted Earnings per Share 4.00% $0.75 3.50% 3.27% 3.03% 2.97% 2.78% 2.79% 2.81% $0.48 3.00% 2.69% $0.45 $0.45 $0.47 2.57% $0.50 $0.42 $0.43 2.50% $0.35 2.00% $0.27 $0.25 1.50% 1.00% 0.50% $0.00 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Source: Company financials, as of 12/31/2019 *Refer to the Appendix for non-GAAP measures. 18

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Shareholder Return 19

R: 20 Total Shareholder Return G: 80 B: 155 Stock Summary Total Return* – Last 36 Months Ticker HFWA Exchange NASDAQ R: 105 Stock Price $27.70 Market Cap. (in billions) $1.01 G: 149 Dividend Yield (Regular Div. Only) 2.74% B: 253 Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 146,017 Please keep the row spacing in the left-most table as-is. The Avg. Daily Volume ($000s) $4,045 goal is to have the row underneath a border (1st row, row 52-Week High and Low Price below avg daily volume, row below 52 week, row below 52-Week High (3/4/2019) 33.22 per share, row below valuation ratios) to be larger than the rest so that the border doesn't "bleed" into the data 52-Week Low (8/28/2019) 25.24 Per Share these rows should be 16 pixels Dividends Per Share** other rows with data in them should be 13 pixels Tg. Book Value Per Share $14.90 blank rows should be 8 pixels EPS-2019E** $1.83 EPS-2020E** $1.74 $1.00 100% Number of Research Analysts 6 $0.80 $0.10 80% 61% $0.25 $0.10 Valuation Ratios $0.60 60% Price / Tg. Book Value 185.9% $0.10 46% $0.16 $0.10 55% Price/2019E EPS 15.2x $0.40 48% $0.74 40% 42% 44% $0.62 Price/2020E EPS 15.6x $0.51 $0.43 $0.47 $0.20 $0.34 20% Source: SNL Financial, as of January 23, 2020 $0.00 0% Note: SNL U.S. Bank $1B-$5B index includes banks nationwide 2014 2015 2016 2017 2018 2019 with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Dividends based on date declared Regular Dividends Special Dividends Dividend Payout Ratio 20

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Appendix - Reconciliations of non-GAAP Financial Measures 21

R: 20 Non-GAAP Financial Measures G: 80 2018 2019 B: 155 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (Dollars in thousands) Return on Average Tangible Common Equity: Net Income (GAAP) $ 9,087 $ 11,857 $ 15,504 $ 16,609 $ 16,552 $ 15,984 $ 17,895 $ 17,126 R: 105 Exclude amortization of intangible G: 149 assets 795 796 1,114 1,114 1,025 1,026 975 975 Exclude tax effect of adjustments (167) (167) (234) (234) (215) (215) (205) (205) B: 253 Tangible net income (non-GAAP) $ 9,715 $ 12,486 $ 16,384 $ 17,489 $ 17,362 $ 16,795 $ 18,665 $ 17,896 Average stockholders' equity (GAAP) $ 614,974 $ 636,735 $ 744,389 $ 750,165 $ 766,451 $ 782,719 $ 801,393 $ 806,868 Exclude average intangible assets (191,335) (203,838) (262,644) (262,177) (261,194) (260,167) (259,166) (258,177) Average tangible common stockholders' equity (non-GAAP) $ 423,639 $ 432,897 $ 481,745 $ 487,988 $ 505,257 $ 522,552 $ 542,227 $ 548,691 Return on average equity, annualized (non-GAAP) 5.99% 7.47% 8.26% 8.78% 8.76% 8.19% 8.86% 8.42% Return on average tangible common equity, annualized (non-GAAP) 9.30% 11.57% 13.49% 14.22% 13.94% 12.89% 13.66% 12.94% Tangible Common Equity to Tangible Assets: Total stockholders' equity (GAAP) $ 634,708 $ 639,523 $ 749,133 $ 760,723 $ 778,191 $ 796,625 $ 804,127 $ 809,311 Exclude intangible assets (204,112) (203,316) (262,565) (261,553) (260,528) (259,502) (258,527) (257,552) Tangible common equity (non-GAAP) $ 430,596 $ 436,207 $ 486,568 $ 499,170 $ 517,663 $ 537,123 $ 545,600 $ 551,759 Total assets (GAAP) $ 4,676,250 $ 4,789,488 $ 5,276,214 $ 5,316,927 $ 5,342,099 $ 5,376,686 $ 5,515,185 $ 5,552,929 Exclude intangible assets (204,112) (203,316) (262,565) (261,553) (260,528) (259,502) (258,527) (257,552) Tangible assets (non-GAAP) $ 4,472,138 $ 4,586,172 $ 5,013,649 $ 5,055,374 $ 5,081,571 $ 5,117,184 $ 5,256,658 $ 5,295,377 Stockholders' equity to total assets (GAAP) 13.6% 13.4% 14.2% 14.3% 14.6% 14.8% 14.6% 14.6% Tangible common equity to tangible assets (non-GAAP) 9.6% 9.5% 9.7% 9.9% 10.2% 10.5% 10.4% 10.4% Source: Company financials as of quarter end or for the quarter ended indicated. 22

R: 20 Non-GAAP Financial Measures G: 80 B: 155 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (Dollars in thousands) Net Interest Margin: R: 105 Net interest income (GAAP) $ 40,837 $ 43,741 $ 51,126 $ 51,289 $ 49,788 $ 50,536 $ 50,243 $ 49,115 Exclude incremental accretion on G: 149 purchased loans (1,632) (1,992) (2,637) (1,703) (1,373) (1,416) (1,090) (997) B: 253 Adjusted net interest income (non-GAAP) $ 39,205 $ 41,749 $ 48,489 $ 49,586 $ 48,415 $ 49,120 $ 49,153 $ 48,118 Average total interest earning assets, net $ 4,018,720 $ 4,156,310 $ 4,596,734 $ 4,653,215 $ 4,649,259 $ 4,681,588 $ 4,736,704 $ 4,849,708 Net interest margin, annualized (GAAP) 4.12% 4.22% 4.41% 4.37% 4.34% 4.33% 4.21% 4.02% Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP) 3.96% 4.03% 4.18% 4.22% 4.22% 4.21% 4.12% 3.94% Source: Company financials as of quarter end or for the quarter ended indicated. 23

Questions and Answers 24